LETTER TO THE SHAREHOLDERS OF J.P. MORGAN U.S. SMALL COMPANY FUND

July 1, 2000

Dear Shareholder:

For the fiscal year ended May 31, 2000, the J.P. Morgan U.S. Small Company Fund posted a 25.90% return, significantly outperforming the 9.91% return of the Russell 2000 Index and the 22.35% return of the Lipper Small-Cap Core Funds Average.

The fund's net asset value increased to $27.10 on May 31, 2000, from $21.54 on May 31, 1999. During the year, the fund made distributions of approximately $0.02 per share from ordinary income. On May 31, 2000, the net assets of the fund were approximately $284.6 million, while the assets of The U.S. Small Company Portfolio, in which the fund invests, amounted to approximately $650.6 million.

This report includes a discussion with Marian U. Pardo, a member of the portfolio management team for The U.S. Small Company Portfolio. In this interview, Marian talks about the events of the previous year that had the greatest effect on the portfolio and discusses her investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS...........1  FUND FACTS AND HIGHLIGHTS.............8
FUND PERFORMANCE.....................2  FINANCIAL STATEMENTS.................10
PORTFOLIO MANAGER Q&A................3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on May 31, 1990, would have grown to $31,936 on May 31, 2000.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 OVER 10 YEARS
MAY 31, 1990 - MAY 31, 2000
                                    [GRAPH]

                                                                         FRANK
                                             LIPPER SMALL CAP           RUSSELL
                      JPM US SMALL CO       CORE FUNDS AVERAGE            2000
 5/31/90                   10,000                10,000                  10,000
 6/30/90                    9,974                 9,954                  10,026
 7/31/90                    9,357                 9,672                   9,587
 8/31/90                    8,075                 8,646                   8,305
 9/30/90                    6,978                 8,077                   7,566
10/31/90                    6,525                 7,730                   7,104
11/30/90                    6,918                 8,200                   7,646
12/31/90                    7,169                 8,452                   7,946
 1/31/91                    7,862                 8,969                   8,662
 2/28/91                    8,686                 9,730                   9,634
 3/31/91                    9,592                10,170                  10,310
 4/30/91                    9,395                10,175                  10,283
 5/31/91                    9,810                10,583                  10,773
 6/30/91                    8,773                10,080                  10,150
 7/31/91                    9,526                10,476                  10,505
 8/31/91                   10,012                10,774                  10,892
 9/30/91                   10,012                10,768                  10,977
10/31/91                   10,574                10,987                  11,268
11/30/91                    9,979                10,550                  10,746
12/31/91                   11,441                11,395                  11,606
 1/31/92                   12,118                12,035                  12,547
 2/29/92                   12,276                12,351                  12,913
 3/31/92                   11,763                11,968                  12,476
 4/30/92                   10,896                11,585                  12,038
 5/31/92                   10,928                11,639                  12,199
 6/30/92                   10,361                11,250                  11,625
 7/31/92                   11,010                11,589                  12,029
 8/31/92                   10,628                11,353                  11,689
 9/30/92                   10,999                11,456                  11,958
10/31/92                   11,550                11,804                  12,336
11/30/92                   12,860                12,631                  13,281
12/31/92                   13,613                13,042                  13,743
 1/31/93                   13,908                13,416                  14,207
 2/28/93                   13,198                13,188                  13,880
 3/31/93                   13,700                13,521                  14,330
 4/30/93                   13,111                13,110                  13,936
 5/31/93                   13,706                13,691                  14,553
 6/30/93                   13,760                13,759                  14,643
 7/31/93                   13,749                13,854                  14,845
 8/31/93                   14,217                14,458                  15,486
 9/30/93                   14,508                14,727                  15,923
10/31/93                   14,685                15,098                  16,333
11/30/93                   14,331                14,626                  15,801
12/31/93                   14,782                15,080                  16,341
 1/31/94                   15,183                15,437                  16,853
 2/28/94                   14,982                15,333                  16,792
 3/31/94                   14,315                14,644                  15,907
 4/30/94                   14,212                14,623                  16,002
 5/31/94                   13,862                14,545                  15,822
 6/30/94                   13,356                14,128                  15,288
 7/31/94                   13,617                14,396                  15,539
 8/31/94                   14,272                15,013                  16,405
 9/30/94                   14,150                14,951                  16,349
10/31/94                   14,252                15,035                  16,283
11/30/94                   13,610                14,560                  15,625
12/31/94                   13,911                14,696                  16,043
 1/31/95                   13,889                14,819                  15,841
 2/28/95                   14,533                15,338                  16,500
 3/31/95                   15,006                15,639                  16,783
 4/30/95                   15,360                15,885                  17,156
 5/31/95                   15,565                16,207                  17,451
 6/30/95                   16,370                16,950                  18,356
 7/31/95                   17,211                17,915                  19,413
 8/31/95                   17,553                18,392                  19,815
 9/30/95                   17,854                18,790                  20,169
10/31/95                   17,267                18,163                  19,267
11/30/95                   17,975                18,830                  20,076
12/31/95                   18,343                19,327                  20,606
 1/31/96                   18,456                19,483                  20,584
 2/29/96                   19,124                20,166                  21,225
 3/31/96                   19,405                20,663                  21,657
 4/30/96                   20,395                21,822                  22,815
 5/31/96                   21,087                22,661                  23,715
 6/30/96                   20,226                21,898                  22,741
 7/31/96                   18,826                20,199                  20,755
 8/31/96                   19,815                21,210                  21,960
 9/30/96                   20,611                22,170                  22,818
10/31/96                   20,722                21,870                  22,466
11/30/96                   21,485                22,645                  23,392
12/31/96                   22,148                22,953                  24,005
 1/31/97                   22,618                23,571                  24,485
 2/28/97                   22,148                23,096                  23,891
 3/31/97                   21,067                21,896                  22,763
 4/30/97                   20,943                21,838                  22,827
 5/31/97                   23,088                24,155                  25,366
 6/30/97                   24,170                25,295                  26,454
 7/31/97                   25,713                26,660                  27,685
 8/31/97                   26,223                27,121                  28,318
 9/30/97                   27,871                29,252                  30,391
10/31/97                   26,692                28,241                  29,055
11/30/97                   26,817                28,036                  28,867
12/31/97                   27,188                28,125                  29,373
 1/31/98                   26,375                27,795                  28,909
 2/28/98                   28,855                29,882                  31,047
 3/31/98                   30,358                31,204                  32,327
 4/30/98                   30,100                31,354                  32,506
 5/31/98                   28,485                29,783                  30,755
 6/30/98                   28,279                29,769                  30,820
 7/31/98                   25,830                27,806                  28,325
 8/31/98                   20,760                22,680                  22,825
 9/30/98                   22,172                23,890                  24,611
10/31/98                   22,832                24,779                  25,615
11/30/98                   23,955                26,052                  26,957
12/31/98                   25,696                27,555                  28,625
 1/31/99                   25,743                27,579                  29,005
 2/28/99                   23,506                25,706                  26,656
 3/31/99                   24,448                25,926                  27,072
 4/30/99                   25,743                27,759                  29,498
 5/31/99                   25,367                28,381                  29,929
 6/30/99                   27,263                29,848                  31,282
 7/31/99                   27,121                29,602                  30,424
 8/31/99                   26,721                28,681                  29,298
 9/30/99                   27,475                28,555                  29,304
10/31/99                   28,724                28,866                  29,423
11/30/99                   32,353                30,440                  31,180
12/31/99                   37,003                33,355                  34,709
 1/31/00                   36,803                32,386                  34,152
 2/29/00                   44,038                35,763                  39,792
 3/31/00                   40,044                35,413                  37,168
 4/30/00                   34,340                33,248                  34,932
 5/31/00                   31,936                31,500                  32,896

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS THAT RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.

PERFORMANCE                                        TOTAL RETURNS          AVERAGE ANNUAL TOTAL RETURNS
                                                  -------------------- ------------------------------------------------
                                                   THREE     SIX          ONE         THREE      FIVE      TEN
AS OF MAY 31, 2000                                 MONTHS    MONTHS       YEAR        YEARS      YEARS     YEARS
---------------------------------------------------------------------- ------------------------------------------------
J.P. Morgan U.S. Small Company Fund               -27.48%     -1.29%       25.90%     11.42%     15.46%     12.31%
Russell 2000 Index*                               -17.33%      5.50%        9.91%      9.05%     13.52%     12.65%
Lipper Small-Cap Core Funds Average**             -12.28%      9.18%       22.35%     11.36%     14.65%     12.14%

AS OF MARCH 31, 2000
---------------------------------------------------------------------- ------------------------------------------------
J.P. Morgan U.S. Small Company Fund                 8.22%     45.74%       63.79%     23.87%     21.69%     16.08%
Russell 2000 Index*                                 7.08%     26.84%       37.29%     17.75%     17.24%     14.43%
Lipper Small-Cap Core Funds Average**              11.44%     36.05%       54.26%     20.20%     18.19%     13.81%

*THE RUSSELL 2000 IS AN UNMANAGED INDEX USED TO MEASURE THE AVERAGE STOCK PERFORMANCE OF U.S. SMALL-CAP STOCKS. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

**DESCRIBES THE AVERAGE TOTAL RETURN FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with MARIAN U. PARDO, managing director and member of the portfolio management team for The U.S. Small Company Portfolio. As head of the small company investment team, Marian co-manages Morgan's various small-cap mutual funds as well as significant separate account assets for institutional clients. Marian has held a number of positions at Morgan. Among her most recent accomplishments, she helped launch and manage the J.P. Morgan U.S. Small Company Opportunities Fund. Before that, she managed equity and convertible funds and large-cap equity portfolios for individual clients, including the large-cap mutual funds. Marian joined J.P. Morgan in 1968, and joined the investment management business in 1980 as a research analyst. She has her B.A. from Barnard College. This interview took place on June 11, 2000, and reflects Marian's views on that date.

IT WASN'T THAT LONG AGO THAT LARGE- AND SUPER LARGE-CAP GROWTH EQUITIES DOMINATED THE INVESTMENT LANDSCAPE, OFTEN AT THE EXPENSE OF MID- AND SMALL-CAP ISSUES. HOW HAS THIS CHANGED, AND WHAT IMPACT HAS IT HAD ON YOUR STRATEGY, IF ANY?

MUP: Investor preference for large and super large caps - an investment theme that ruled the market in the late 1990s - shifted to so-called "new economy" stocks in 1999 and the first quarter of 2000, cutting across market cap lines. Many of these new economy companies, principally those in the telecommunications, media, technology and, perhaps, biotechnology sectors, began last year as small caps, or IPOs. Significant investor enthusiasm for these issues provided a powerful boost to the small-cap sector.

Last year, the traditional large, stable growth companies - like Coca Cola, Pfizer, certain other drug companies, etc. - didn't do particularly well. Calendar year 1999 was, in fact, the first time in a while that small stocks, as represented by the Russell 2000 Index, marginally outperformed large stocks, as represented by the S&P 500. I would note that large-caps have impacted our portfolio in a round about - and positive - manner. Several of the small caps in which we invested appreciated significantly and moved rapidly into the large-cap universe, the beneficiaries of red-hot investor demand for tech and Internet-related names. We recognized opportunities in several of these names early on and stayed with them as their market capitalizations grew.

For our part, it generally makes little difference if the market is favoring new economy stocks one day and old economy stocks the next. Our aim is to be broadly diversified across market sectors, investing in good companies at good prices that we believe will appreciate over a 12-18 month time frame.

WHAT ARE YOU LOOKING FOR WHEN YOU CONSIDER ADDING COMPANIES TO THE PORTFOLIO?

MUP: Most importantly, we have to like the company's business plan and believe its management is capable of implementing it successfully. Beyond this, we look at the company's prospects for cash flow, as well as past and projected earnings growth. We are also looking for catalysts of value creation, those changes in a compa-ny's operating environment that will ignite its business and cause its underlying value to be realized in its stock price. Such catalysts might be the winning of significant new clients, legislative changes that favor the company's business environment, or the successful introduction of a new product line.

CONVERSELY, WHAT WOULD PROMPT YOU TO SELL A COMPANY?

MUP: New information, or price. Perhaps the information on which we based our buy decision changed, so that the stock no longer looked as attractive as other available opportunities. We would also sell if an issue appreciated to the point that it had reached or exceeded our price target. And, while we like to continue holding successful companies, we will put them on our sell list when they grow too large.

LOOKING AT THE SMALL-CAP UNIVERSE IN PARTICULAR, WHAT WOULD YOU SAY WERE THE MOST SIGNIFICANT EVENTS THAT IMPACTED IT OVER THE PAST 12 MONTHS?

MUP: The major event impacting small-caps since this time last year was the active new issue market. It increased interest in new economy names, and it re-ignited interest in biotech companies. The huge amount of new capital that was drawn to these issues created opportunities not only for the companies that went public, but also for companies in other sectors, that benefited from their spending on things like radio advertising, computer purchases, etc.

The other major event of 1999 was the recognition that businesses and consumers want additional bandwidth and are willing to pay for it. This was a big reason why we saw technology and telecom companies driving the performance of the market at large for much of 1999 and the early part of this year.

In terms of negative impacts, certainly the rise in interest rates hurt the market, most particularly from mid-March 2000 to this day. When investors finally took note of the fact that the Federal Reserve Board was serious about putting the brakes on the economy, they revalued their holdings. As always, high multiple stocks were the most effected, including those in the once adored telecommunications-media-technology sectors. This turnabout hurt not only the many small-cap stocks in these sectors, but many larger names as well - in fact, one could argue that Microsoft's run-in with the U.S. Justice Department helped spark the recent tech correction. Also very hard hit were the smaller regional banks, which make most of their money from lending activities and thus are more sensitive to rising interest rates than, say, the money center banks, which tend to have broader sources of revenues.

Elsewhere, rising interest rates hurt some of the more traditionally valued companies, those valued on cash flow. Anticipating this, we substantially reduced our radio company holdings because of their historically high multiples.

If not an event per se, the continued strong economy in 1999 and the first quarter of this year was certainly a highly beneficial operating environment for many of the companies in which we invest. One of the ways we took advantage of it was by increasing our investments in chemical companies, which, among other commodity-intensive firms, typically outperform in a successful domestic and global economy. We also increased our allocations to the energy and oil services sectors for much the same reason.

YOU MENTIONED THE LARGE NEW ISSUE MARKET IN 1999 AND THE OPPORTUNITIES IT GENERATED. HOW ABOUT THIS YEAR? HAS RECENT STOCK MARKET VOLATILITY CLOSED THE NEW ISSUE PIPELINE?

MUP: We have been happy with the IPO pipeline. However, if you're looking to make comparisons with 1999, you can stop right there. Last year's enormous new issue market was probably an anomaly that won't be repeated any time soon. Despite recent volatility, this year has still been positive, if not on the exceptional scale of last year.

HOW HAS THE FUND PERFORMED OVER THE PAST 12 MONTHS?

MUP: For the one year ended May 31, 2000, we were up 25.90%, versus the Russell 2000 Index, which was up 9.91%. The Lipper Small-Cap Core Funds Average was up 22.35% over this period, so we performed very well relative to the index and the competition.

WHAT HELPED PERFORMANCE OVER THIS PERIOD?

MUP: Three things impacted performance for the period. One was strong stock selection, which is where one would expect to see us add the most value. Another was the robust IPO market. Investors had just a tremendous appetite for new issues, particularly technology names. The last was our conscious decision in 1999 to slightly overweight three sectors - technology, telecommunications, and biotechnology - all of which performed very well up until the market correction that took place in April of this year. To get the extra money to put into these sectors, we took money out of utilities, industrials, and REITs. These sectors of the index were down approximately 20% over the past year, while tech-telecom-biotech went up by about 120%. So, we were rewarded with inordinate returns for taking a relatively small risk. This won't happen every year, but it is certainly welcome when it does.

Among the investments that helped performance the most was Human Genome Sciences, which develops products that predict, prevent, detect, and cure diseases, all based on gene-related research. We have held this stock for a long time, so we were pleased that it was one of this year's success stories. It's also a good example of a biotech company that benefited from re-ignited interest in the sector. Shares of Human Genome appreciated significantly over our 12-month reporting period. The bottom line for the company's success is that it has had the most tangible results with respect to turning its gene research into drugs. The stock was also propelled by positive news throughout the year. For example, the company registered well over 100 patents in the U.S., one of which was a therapy for the treatment of AIDS.

Applied Micro Circuits was another winner. This company designs, develops, and makes silicon solutions used in the creation of communications infrastructure, the networks over which telecommunications happen, both hardwire and wireless. It benefited from extraordinarily positive coverage by the brokerage community, a 2-for-1 stock split, and an additional public offering during the year. As a result, its stock rose substantially. We were fortunate to recognize and invest in the company's story early along in this price appreciation cycle. Applied Micro Circuits actually survived the tech downdraft in April, and in May helped itself by introducing significant new products.

Another holding that contributed to performance was Vertex Pharmaceuticals which develops and commercializes small molecule drugs for the treatment of diseases for which there are limited - or no - effective treatments. We have followed Vertex for a number of years, and the stock hadn't really done anything for a while. However, the company was building its portfolio of drugs, and we consistently saw it as fundamentally strong. Vertex came into favor during the period because of its product pipeline - it has a number of drugs in clinical trials - and its strong technology platform, which enables the company to capitalize on the wealth of gene-related research that is being done. Shares of Vertex were up strongly for the year. Recently, the stock has been propelled by news of a successful collaboration with Novartis, another drug company, as well as strong financial results.

AND WHAT WERE A FEW OF THE COMPANIES IN THE PORTFOLIO THAT PERFORMED LESS WELL THAN EXPECTED?

MUP: One investment that underperformed was Sunrise Assisted Living, a company that develops senior residence facilities, providing a full range of assisted living services. Over this period, the stock fell. While demand for product was high, over-building in many markets led to increased supply. We realized our assumptions were wrong and we sold the stock.

Mediaplex is another stock whose performance for the year disappointed. The company provides technology based marketing solutions - it will plan, execute, monitor, and analyze Internet ad campaigns. Through a technology called "MOJO," Mediaplex enables advertisers to deliver real-time, customized advertising to consumers. The stock has been the subject of very positive press and broker research, and reached an all-time high in January; however, it seemed to get caught up in some of the indiscriminant selling of tech-related shares that we saw in March, April, and part of May. As a result, Mediaplex was down in our portfolio.

Another holding that detracted from performance was Digital Impact which offers Internet direct marketing services to businesses that want to reach customers through e-mail. The company can manage, track, and report on the effectiveness of an ad campaign. Digital Impact announced an alliance with a subsidiary of Young & Rubicam, a well-known ad agency, and was the subject of other positive press, but was still down for the year.

So we saw a little bit of a pattern with some of our tech-related holdings: shares were punished at the end of the first quarter and the start of the second, not necessarily as a result of specific negative news, but because of what seemed to be a combination of discomfort with valuations (i.e., stocks trading at such high multiples of revenue with no earnings), margin calls, and rising interest rates.

RISING INTEREST RATES HAS BEEN AND CONTINUES TO BE THE DOMINANT INVESTMENT STORY OF LATE, ONE THAT TOLD A RATHER SAD TALE FOR STOCKS IN THIS YEAR'S SECOND QUARTER. HOW DO YOU ADDRESS THIS ISSUE IN THE MANAGEMENT OF THE PORTFOLIO?

MUP: Since we are not top-down investors, we do not over- and underweight sectors based on an interest rate view. Rather, in a rising rate environment, we would look for companies in each sector that are least vulnerable to adverse interest rate developments. The way different kinds companies are affected by a particular set of economic circumstances would lead us to underweight or eliminate those that are likely to deliver sub-par performance over our targeted time frame.

This said, small-cap stocks as a group tend to be sensitive to interest rate increases, both because of high P/Es and the impact that rate increases can have on earnings and a company's ability to raise capital. Good research can help you stay ahead of this curve over time. Ours certainly has.

LOOKING AHEAD, WHAT DEVELOPMENTS DO YOU SEE FOR THE SMALL-CAP UNIVERSE?

MUP: If rates should continue to rise, I think we may see more small-cap woes, for the reasons cited earlier. You'll probably also continue to see volatility play a large role and liquidity be one of the major issues. Beyond this, we will likely see a broadening of the small-cap market, as opposed to what happened last year and the early part of this one when technology, telecommunications, and biotech drove the market.

Hopefully, what we will see is more winners, spread out more evenly between the new and old economy sectors. We see attractive opportunities throughout the small-cap area - from energy and chemical stocks to technology and telecommunications. We will participate broadly, but on balance we still see relatively stronger fundamentals in new industrial America and will tilt the portfolio accordingly.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan U.S. Small Company Fund seeks to provide a high total return from a portfolio of equity securities of small companies. The fund seeks to outperform the Russell 2000 Index. It is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher total return over time than might be expected from a portfolio of stocks of large companies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
6/27/85

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 5/31/00
$284,572,051

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 5/31/00
$650,619,472

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
8/18/00, 12/20/00

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/00

EXPENSE RATIO
The fund's current annualized expense ratio of 1.00% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 2000

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

TECHNOLOGY 26.1%
FINANCE 13.3%
CONSUMER GOODS & SERVICES 11.0%
HEALTHCARE 10.7%
INDUSTRIAL PRODUCTS & SERVICES 8.5%
ENERGY 8.3%
TELECOMMUNICATIONS 6.8%
BASIC INDUSTRIES 6.5%
SHORT-TERM & OTHER INVESTMENTS 5.8%
TRANSPORTATION 1.9%
UTILITIES 1.1%

LARGEST EQUITY HOLDINGS                    % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
HUMAN GENOME SCIENCES, INC. (HEALTHCARE)                     2.2%
ADVANCED FIBRE COMMUNICATIONS, INC.                          1.6%
   (TELECOMMUNICATIONS)
KOPIN CORP. (TECHNOLOGY)                                     1.4%
COOPER CAMERON CORP. (ENERGY)                                1.3%
EXAR CORP. (TECHNOLOGY)                                      1.2%
WIND RIVER SYSTEMS, INC. (TECHNOLOGY)                        1.2%
APPLIED MICRO CIRCUITS CORP. (TECHNOLOGY)                    1.1%
METTLER-TOLEDO INTERNATIONAL, INC.                           1.1%
   (INDUSTRIAL PRODUCTS & SERVICES)
C.H. ROBINSON WORLDWIDE, INC.                                1.1%
   (TRANSPORTATION)
MERCURY INTERACTIVE CORP. (TECHNOLOGY)                       1.0%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinion expressed herein and other fund data presented are based on current market conditions and are subject to change without notice. The fund invests in a master portfolio (another fund with the same objective). Historically, small-company stocks have been more volatile than large-company stocks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN U.S. SMALL COMPANY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Small Company Portfolio
  ("Portfolio"), at value                          $284,537,058
Receivable for Shares of Beneficial Interest Sold     1,158,261
Prepaid Trustees' Fees                                    1,056
Prepaid Expenses and Other Assets                           792
                                                   ------------
    Total Assets                                    285,697,167
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                            1,005,278
Shareholder Servicing Fee Payable                        61,649
Administrative Services Fee Payable                       6,012
Administration Fee Payable                                  262
Fund Services Fee Payable                                   260
Accrued Expenses                                         51,655
                                                   ------------
    Total Liabilities                                 1,125,116
                                                   ============
NET ASSETS
Applicable to 10,500,194 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $284,572,051
                                                   ============
Net Asset Value, Offering and Redemption Price
  Per Share                                              $27.10
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $243,029,175
Accumulated Net Investment Income                        32,411
Accumulated Net Realized Gain on Investment          14,739,826
Net Unrealized Appreciation of Investment            26,770,639
                                                   ------------
    Net Assets                                     $284,572,051
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Witholding Tax of $4,768)                                  $ 1,796,182
Allocated Interest Income                                        907,854
Allocated Portfolio Expenses                                  (1,708,832)
                                                             -----------
    Net Investment Income Allocated from
      Portfolio                                                  995,204
FUND EXPENSES
Shareholder Servicing Fee                          $646,933
Administrative Services Fee                          64,184
Transfer Agent Fees                                  48,434
Professional Fees                                    13,137
Printing Expenses                                     9,830
Line of Credit Expenses                               4,387
Fund Services Fee                                     4,374
Administration Fee                                    3,239
Trustees' Fees and Expenses                           2,828
Miscellaneous                                        74,363
                                                   --------
    Total Fund Expenses                                          871,709
                                                             -----------
NET INVESTMENT INCOME                                            123,495
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                   38,031,119
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                          6,948,030
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $45,102,644
                                                             ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL  FOR THE FISCAL
                                                     YEAR ENDED      YEAR ENDED
                                                    MAY 31, 2000    MAY 31, 1999
                                                   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     123,495   $     694,518
Net Realized Gain (Loss) on Investment Allocated
  from Portfolio                                      38,031,119     (23,131,194)
Net Change in Unrealized Appreciation
  (Depreciation) of Investment Allocated from
  Portfolio                                            6,948,030     (10,598,624)
                                                   -------------   -------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       45,102,644     (33,035,300)
                                                   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (144,232)       (678,710)
Net Realized Gain                                             --     (23,789,109)
                                                   -------------   -------------
    Total Distributions to Shareholders                 (144,232)    (24,467,819)
                                                   -------------   -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     208,965,703      74,694,963
Reinvestment of Dividends and Distributions              118,944      19,317,244
Cost of Shares of Beneficial Interest Redeemed      (156,350,195)   (111,433,558)
                                                   -------------   -------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                   52,734,452     (17,421,351)
                                                   -------------   -------------
    Total Increase (Decrease) in Net Assets           97,692,864     (74,924,470)
NET ASSETS
Beginning of Fiscal Year                             186,879,187     261,803,657
                                                   -------------   -------------
End of Fiscal Year (including undistributed net
  investment income of $32,411 and $148,445,
  respectively)                                    $ 284,572,051   $ 186,879,187
                                                   =============   =============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                               FOR THE FISCAL YEAR ENDED MAY 31,
                                                    --------------------------------------------------------
                                                      2000        1999        1998        1997        1996
                                                    --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF YEAR                  $  21.54    $  27.68    $  26.04    $  26.20    $  22.02
                                                    --------    --------    --------    --------    --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                   0.00        0.08        0.11        0.18        0.26
Net Realized and Unrealized Gain (Loss) on
  Investment                                            5.58       (3.30)       5.58        2.00        6.96
                                                    --------    --------    --------    --------    --------
Total from Investment Operations                        5.58       (3.22)       5.69        2.18        7.22
                                                    --------    --------    --------    --------    --------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                  (0.02)      (0.08)      (0.14)      (0.21)      (0.26)
Net Realized Gain                                         --       (2.84)      (3.91)      (2.13)      (2.78)
                                                    --------    --------    --------    --------    --------
Total Distributions to Shareholders                    (0.02)      (2.92)      (4.05)      (2.34)      (3.04)
                                                    --------    --------    --------    --------    --------

NET ASSET VALUE, END OF YEAR                        $  27.10    $  21.54    $  27.68    $  26.04    $  26.20
                                                    ========    ========    ========    ========    ========

RATIOS AND SUPPLEMENTAL DATA
Total Return                                           25.90%     (10.95)%     23.37%       9.49%      35.48%
Net Assets, End of Year (in thousands)              $284,572    $186,879    $261,804    $237,985    $220,917
Ratio to Average Net Assets
  Expenses                                              1.00%       1.02%       0.97%       0.90%       0.90%
  Net Investment Income                                 0.05%       0.34%       0.39%       0.71%       1.10%
  Expenses without Reimbursement                        1.00%       1.02%       1.03%       1.03%       1.03%

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan U.S. Small Company Fund (the "fund"), is a separate series of
J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund, prior to its tax-free reorganization on July 18, 1993 to a series of the trust, operated as a stand-alone mutual fund. Costs related to the reorganization were borne by Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co., Inc.
("J.P. Morgan").

The fund invests all of its investable assets in The U.S. Small Company Portfolio (the "portfolio"), a no-load, diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (44% at May 31, 2000). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income are declared and paid as dividends semi-annually. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2: "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this

J.P. MORGAN U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
      statement as of May 31, 2000 was to decrease undistributed net investment income by $95,297, increase accumulated net realized gain on investment by $160,681 and decrease paid-in capital by $65,384. Net investment income, net realized gains and net assets were not affected by this change. This adjustment is primarily attributable to reclassification of dividend income.

   g) For Federal income tax purposes, the fund utilized its capital loss carryforward of $14,416,582.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 2000, the fee for these services amounted to $3,239.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the year fiscal ended May 31, 2000, the fee for these services amounted to $64,184.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the fiscal year ended May 31, 2000, the fee for these services amounted to $646,933.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services

J.P. MORGAN U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
      agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $4,374 for the fiscal year ended May 31, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $800.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE FISCAL  FOR THE FISCAL
                                                     YEAR ENDED      YEAR ENDED
                                                    MAY 31, 2000    MAY 31, 1999
                                                   --------------  --------------
Shares of Beneficial Interest Sold...............      7,319,514       3,301,060
Reinvestment of Dividends and Distributions......          4,810         954,446
Shares of Beneficial Interest Redeemed...........     (5,502,051)     (5,037,132)
                                                   -------------   -------------
Net Increase (Decrease)..........................      1,822,273        (781,626)
                                                   =============   =============

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 26, 1999, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 23, 2000, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 21, 2001. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Under the Agreement, the commitment fee is at an annual rate of 0.085% on the unused portion of the committed

J.P. MORGAN U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
amount. The commitment fee is allocated to the funds in accordance with the procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of May 31, 2000.

                                   * * * * *

5. TAX INFORMATION NOTICE (UNAUDITED)

For corporate taxpayers 83.29% of the ordinary income distributions paid during the fiscal year ended May 31, 2000 qualify for the corporate dividends received deductions.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan U.S. Small Company Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan U.S. Small Company Fund (one of the series constituting part of the J.P. Morgan Funds, hereafter referred to as the "fund") at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 2000

The U.S. Small Company Portfolio

Annual Report May 31, 2000

(The following pages should be read in conjunction with J.P. Morgan U.S. Small Company Fund
Annual Financial Statements)

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------  -------------
COMMON STOCKS (93.0%)
BASIC INDUSTRIES (6.4%)
CHEMICALS (5.1%)
Albemarle Corp...................................   229,900   $  5,057,800
Bush Boake Allen, Inc.+..........................    95,000      3,099,375
General Chemical Group, Inc.+....................   207,100        200,628
Geon Co..........................................   207,700      4,465,550
Georgia Gulf Corp................................   224,600      5,615,000
Minerals Technologies, Inc.......................   113,700      5,258,625
Solutia, Inc.....................................   120,500      1,461,062
Symyx Technologies, Inc.+........................    77,800      2,256,200
Wellman, Inc.....................................   305,000      6,004,687
                                                              ------------
                                                                33,418,927
                                                              ------------

FOREST PRODUCTS & PAPER (0.7%)
Caraustar Industries, Inc........................   289,400      4,793,187
                                                              ------------

METALS & MINING (0.6%)
Mueller Industries, Inc.+........................   124,100      3,645,437
                                                              ------------
  TOTAL BASIC INDUSTRIES.........................               41,857,551
                                                              ------------

CONSUMER GOODS & SERVICES (10.7%)
AUTOMOTIVE (0.3%)
BorgWarner, Inc..................................    39,300      1,562,175
Sonic Automotive, Inc.+..........................    67,500        658,125
                                                              ------------
                                                                 2,220,300
                                                              ------------
BROADCASTING & PUBLISHING (3.3%)
Entercom Communications Corp.+...................    75,900      3,453,450
Hearst-Argyle Television, Inc.+..................    79,100      1,497,956
iBEAM Broadcasting Corp.+........................   122,100      1,556,775
Lightspan, Inc.+.................................    35,800        297,588
Mediaplex, Inc.+.................................    90,200      1,381,188
SmartForce Public Limited Co., Spon. ADR+(i).....    96,500      4,059,031
Spanish Broadcasting System, Inc., Class A+......   135,000      2,295,000
TV Guide, Inc., Class A+.........................   141,600      3,643,987
Valassis Communications, Inc.+...................   100,200      3,306,600
                                                              ------------
                                                                21,491,575
                                                              ------------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------  -------------

ENTERTAINMENT, LEISURE & MEDIA (2.5%)
American Classic Voyages Co.+....................    62,400   $  1,185,600
Anchor Gaming+...................................   117,300      5,241,844
ARTISTdirect, Inc.+..............................    33,900        156,787
Insight Communications Co., Inc.+................    90,500      1,283,969
JAKKS Pacific, Inc.+.............................    88,900      1,289,050
Lifeminders.com, Inc.+...........................    35,300      1,189,169
Media Metrix, Inc.+..............................    50,500      1,407,687
NBC Internet, Inc., Class A+.....................    16,400        325,950
Promotions.com, Inc.+............................    61,600        354,200
Ticketmaster Online-CitySearch, Inc., Class B+...   199,700      3,619,563
                                                              ------------
                                                                16,053,819
                                                              ------------

FOOD, BEVERAGES & TOBACCO (1.4%)
American Italian Pasta Co., Class A+.............    92,200      2,264,662
Beringer Wine Estates Holdings, Inc.,
  Class B+.......................................    52,500      1,995,000
Keebler Foods Co.................................   131,900      4,781,375
                                                              ------------
                                                                 9,041,037
                                                              ------------

HOUSEHOLD APPLIANCES & FURNISHINGS (0.5%)
Furniture Brands International, Inc.+............    60,200        959,437
Stanley Furniture Co., Inc.+.....................    86,200      1,944,887
                                                              ------------
                                                                 2,904,324
                                                              ------------

HOUSEHOLD PRODUCTS (0.5%)
Alberto-Culver Co., Class B......................   113,700      2,991,731
                                                              ------------

RESTAURANTS & HOTELS (0.7%)
Aztar Corp.+.....................................   113,600      1,448,400
Boca Resorts, Inc., Class A+.....................   149,000      1,285,125
Extended Stay America, Inc.+.....................    87,300        785,700
Sun International Hotels Ltd.+(i)................    72,400      1,307,725
                                                              ------------
                                                                 4,826,950
                                                              ------------

RETAIL (1.5%)
Alloy Online, Inc.+..............................   153,500      1,822,812
Cost Plus, Inc.+.................................    89,800      2,621,037
Lithia Motors, Inc., Class A+....................   100,500      1,218,562

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------  -------------
RETAIL (CONTINUED)
Pacific Sunwear of California, Inc.+.............    38,900   $    624,831
School Specialty, Inc.+..........................   233,500      3,765,187
                                                              ------------
                                                                10,052,429
                                                              ------------
  TOTAL CONSUMER GOODS & SERVICES................               69,582,165
                                                              ------------

ENERGY (8.2%)
ELECTRIC (1.3%)
Cleco Corp.......................................   169,200      5,795,100
CMS Energy Corp..................................   104,600      2,379,650
                                                              ------------
                                                                 8,174,750
                                                              ------------

GAS EXPLORATION (1.1%)
Newfield Exploration Co.+........................   141,900      5,942,062
Spinnaker Exploration Co.+.......................    56,000      1,428,000
                                                              ------------
                                                                 7,370,062
                                                              ------------

GAS-PIPELINES (0.7%)
Kinder Morgan, Inc...............................   135,600      4,423,950
                                                              ------------

OIL-PRODUCTION (1.2%)
Callon Petroleum Co.+............................   218,900      3,338,225
Devon Energy Corp................................    41,600      2,488,200
Unit Corp.+......................................   128,400      1,693,275
                                                              ------------
                                                                 7,519,700
                                                              ------------

OIL-SERVICES (3.9%)
Cooper Cameron Corp.+............................   121,600      8,481,600
Global Industries Ltd.+..........................    72,100      1,270,762
Gulf Island Fabrication, Inc.+...................    34,200        592,087
McDermott International, Inc.....................   412,000      4,120,000
National-Oilwell, Inc. +.........................   203,400      5,288,400
Smith International, Inc.+.......................    64,700      5,115,344
Universal Compression Holdings, Inc.+............    39,800        947,737
                                                              ------------
                                                                25,815,930
                                                              ------------
  TOTAL ENERGY...................................               53,304,392
                                                              ------------

FINANCE (13.2%)
BANKING (3.2%)
Bank United Corp., Class A.......................   158,000      5,668,250
Capital Crossing Bank+...........................    47,900        484,987
City National Corp...............................    86,400      3,369,600
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------  -------------
BANKING (CONTINUED)

Colonial BancGroup, Inc..........................    31,900   $    305,044
Commercial Federal Corp..........................   129,349      2,061,500
Hamilton Bancorp, Inc.+..........................    95,000      1,638,750
National Commerce Bancorporation.................   122,300      2,323,700
Pacific Century Financial Corp...................    91,200      2,052,000
Republic Security Financial Corp.................    12,700         51,594
Sterling Bancshares, Inc.........................    36,200        400,462
Summit Bancshares, Inc...........................    34,000        578,000
Sun Bancorp, Inc.+...............................    88,050        610,847
Westamerica Bancorporation.......................    41,500      1,185,344
                                                              ------------
                                                                20,730,078
                                                              ------------

FINANCIAL SERVICES (3.5%)
Allied Capital Corp..............................   257,400      4,391,887
American Capital Strategies, Ltd.................    44,200        919,912
American Home Mortgage Holdings, Inc.+...........   101,000        492,375
Donaldson, Lufkin & Jenrette, Inc. - DLJ
  Direct.........................................    31,200      1,218,750
Doral Financial Corp.............................   150,900      1,678,762
eSPEED, Inc., Class A+...........................   117,700      3,045,488
Gabelli Asset Management, Inc., Class A+.........    88,700      1,785,087
Heller Financial, Inc............................   206,200      3,892,025
LendingTree, Inc.+...............................    26,100        141,919
MicroFinancial, Inc..............................    46,200        438,900
Ocwen Financial Corp.+...........................   178,600      1,026,950
Southwest Securities Group, Inc..................    50,500      1,464,500
Vicinity Corp.+..................................    16,400        250,100
Web Street, Inc.+................................    69,400        177,837
Willis Lease Finance Corp.+......................   198,200      1,548,437
                                                              ------------
                                                                22,472,929
                                                              ------------

INSURANCE (3.0%)
E.W. Blanch Holdings, Inc........................    64,700      1,661,981
Fremont General Corp.............................   232,700      1,018,062
HealthExtras, Inc.+..............................   141,500        663,281
Hooper Holmes, Inc...............................   184,200      1,888,050
MIIX Group, Inc..................................    23,700        282,919
Nationwide Financial Services, Inc., Class A.....   135,300      3,839,137
Protective Life Corp.............................    83,200      2,288,000
Quotesmith.com, Inc.+............................   167,400        502,200

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------  -------------
INSURANCE (CONTINUED)
RenaissanceRe Holdings Ltd.(i)...................   136,600   $  5,916,487
StanCorp Financial Group, Inc....................    53,600      1,708,500
                                                              ------------
                                                                19,768,617
                                                              ------------

REAL ESTATE INVESTMENT TRUSTS (3.5%)
Arden Realty, Inc................................   135,100      3,107,300
CenterPoint Properties Corp......................    54,900      2,014,144
Cousins Properties, Inc..........................   103,800      3,976,837
Macerich Co......................................    86,700      1,891,144
Manufactured Home Communities, Inc...............   105,500      2,545,187
Mills Corp.......................................    90,500      1,600,719
Mission West Properties, Inc.....................   133,300      1,233,025
Post Properties, Inc.............................   147,500      6,471,562
                                                              ------------
                                                                22,839,918
                                                              ------------
  TOTAL FINANCE..................................               85,811,542
                                                              ------------

HEALTH CARE (10.7%)
BIOTECHNOLOGY (4.7%)
Aclara Biosciences, Inc.+........................    14,600        385,075
Affymetrix, Inc.+................................    30,200      3,586,250
Corixa Corp.+....................................    58,900      1,877,437
Diversa Corp.+...................................    31,900        701,800
Exelixis, Inc.+..................................    49,600      1,202,800
Gene Logic, Inc.+................................    23,900        504,887
Human Genome Sciences, Inc.+.....................   158,400     13,899,600
Maxygen, Inc.+...................................    13,100        540,375
Millennium Pharmaceuticals, Inc.+................    41,400      3,462,075
Molecular Devices Corp.+.........................     8,900        475,037
Neurocrine Biosciences, Inc.+....................    79,000      1,678,750
Nexell Therapeutics Inc.+........................     3,206         11,121
Orchid Biosciences+..............................   131,200      1,574,400
Vical, Inc.+.....................................    35,500        674,500
                                                              ------------
                                                                30,574,107
                                                              ------------
HEALTH SERVICES (0.8%)
Accredo Health, Inc.+............................    57,350      1,376,400
Allscripts, Inc.+................................   113,900      3,160,725
HealthGate Data Corp.+...........................   159,500        358,875
                                                              ------------
                                                                 4,896,000
                                                              ------------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------  -------------

MEDICAL SUPPLIES (1.7%)
Cytyc Corp.+.....................................    52,600   $  2,639,863
Eclipse Surgical Technologies, Inc.+.............   195,400        696,113
I-STAT Corp.+....................................   133,300      1,932,850
ORATEC Interventions, Inc.+......................    40,900      1,543,975
ResMed, Inc.+....................................   143,500      3,444,000
Sonic Innovations, Inc.+.........................    33,500        554,844
                                                              ------------
                                                                10,811,645
                                                              ------------

PHARMACEUTICALS (3.5%)
Abgenix, Inc.+...................................    36,400      2,875,600
Akorn, Inc.+.....................................   189,100      1,512,800
Bindley Western Industries, Inc..................   104,700      1,995,844
Gilead Sciences, Inc.+...........................    11,200        612,500
IDEC Pharmaceuticals Corp.+......................    48,900      3,120,431
ILEX Oncology, Inc.+.............................    34,300        855,356
Ligand Pharmaceuticals, Inc.,
  Class B+.......................................   338,200      3,614,513
SangStat Medical Corp.+..........................    47,700      1,270,013
Trimeris, Inc.+..................................    42,700      1,878,800
Vertex Pharmaceuticals, Inc.+....................    72,100      5,326,388
                                                              ------------
                                                                23,062,245
                                                              ------------
  TOTAL HEALTH CARE..............................               69,343,997
                                                              ------------

INDUSTRIAL PRODUCTS & SERVICES (8.4%)
BUILDING & CONSTRUCTION (0.3%)
Dycom Industries, Inc.+..........................    40,950      1,983,516
                                                              ------------

BUILDING MATERIALS (0.8%)
Elcor Corp.......................................   130,150      2,480,984
Universal Forest Products, Inc...................   208,700      2,739,188
                                                              ------------
                                                                 5,220,172
                                                              ------------

BUSINESS & PUBLIC SERVICES (0.5%)
ACT Manufacturing, Inc.+.........................    99,700      3,140,550
Obie Media Corp.+................................    60,340        490,263
                                                              ------------
                                                                 3,630,813
                                                              ------------

CAPITAL GOODS (1.6%)
IDEX Corp........................................    72,900      2,433,038
SeaChange International, Inc.+...................    93,900      2,406,188
Shaw Group, Inc.+................................   127,500      5,562,188
                                                              ------------
                                                                10,401,414
                                                              ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------  -------------
COMMERCIAL SERVICES (1.9%)
CoStar Group, Inc.+..............................    52,400   $  1,097,125
Fargo Electronics+...............................   111,400        821,575
On Assignment, Inc.+.............................   222,000      5,772,000
Optimal Robotics Corp.+..........................    88,000      2,959,000
Source Information Management Co.+...............   107,600      1,479,500
                                                              ------------
                                                                12,129,200
                                                              ------------

DIVERSIFIED MANUFACTURING (0.9%)
Buckeye Technologies, Inc.+......................   138,900      2,647,781
GenTek, Inc......................................   245,160      3,309,660
                                                              ------------
                                                                 5,957,441
                                                              ------------

MACHINERY (0.2%)
Manitowoc Co., Inc...............................    39,400      1,287,888
                                                              ------------

MANUFACTURING (2.2%)
Meade Instruments Corp.+.........................    29,200      1,454,525
Mettler-Toledo International, Inc.+..............   174,300      6,830,381
Monaco Coach Corp.+..............................   116,700      1,677,563
National R.V. Holdings, Inc.+....................    94,900      1,073,556
Rayovac Corp.+...................................   170,800      3,031,700
                                                              ------------
                                                                14,067,725
                                                              ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........               54,678,169
                                                              ------------

TECHNOLOGY (25.9%)
AEROSPACE (0.4%)
L-3 Communications Holdings, Inc.+...............    41,600      2,329,600
                                                              ------------

COMMERCIAL SERVICES (0.7%)
CheckFree Holdings Corp.+........................   116,700      4,879,519
                                                              ------------
COMPUTER PERIPHERALS (0.9%)
Integrated Circuit Systems, Inc.+................    97,000      1,164,000
JNI Corp.+.......................................    64,500      1,677,000
M-Systems Flash Disk Pioneers Ltd.+(i)...........    53,900      3,260,950
                                                              ------------
                                                                 6,101,950
                                                              ------------

COMPUTER SOFTWARE (10.7%)
Accrue Software, Inc.+...........................    64,100      1,538,400
Agile Software Corp.+............................    93,700      3,923,688
Allaire Corp.+...................................    25,200      1,047,375
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------  -------------
COMPUTER SOFTWARE (CONTINUED)

Alteon Websystems, Inc.+.........................    34,000   $  1,727,625
Art Technology Group, Inc.+......................    97,200      5,704,425
Certicom Corp.+..................................    68,000      2,163,250
Clarent Corp.+...................................    82,300      3,487,463
click2learn.com, Inc.+...........................   134,500      1,614,000
Corillian Corp.+.................................    30,100        466,550
E.piphany, Inc.+.................................    17,600      1,375,000
Excalibur Technologies Corp.+....................    39,500      1,135,625
FASTNET Corp.+...................................   148,100        657,194
Informatica Corp.+...............................    78,600      3,163,650
Informix Corp.+..................................   316,300      2,293,175
ISS Group, Inc.+.................................    29,600      2,190,400
Looksmart, Ltd.+.................................    50,600        702,075
Mercury Interactive Corp.+.......................    79,100      6,703,725
Metasolv Software, Inc.+.........................    25,500      1,007,250
Nuance Communications, Inc.+.....................     8,600        339,700
Numerical Technologies, Inc.+....................    12,300        509,681
Peregrine Systems, Inc.+.........................   120,200      2,494,150
Quest Software, Inc.+............................    51,400      2,056,000
Retek, Inc.+.....................................    78,100      1,610,813
Sequoia Software Corp.+..........................    33,600        226,800
Software Technlogies Corp.+......................    87,100      1,959,750
Software.com, Inc.+..............................    31,800      2,679,150
Sonic Foundry, Inc.+.............................    73,700      1,036,406
The 3DO Co.+.....................................   134,500        756,563
Tumbleweed Communications Corp.+.................    64,100      2,223,469
Ulticom, Inc.+...................................    16,500        424,875
Watchguard Technologies, Inc.+...................    75,000      2,071,875
Websense, Inc.+..................................    31,800        675,253
Webtrends Corp.+.................................    70,000      1,793,750
Wind River Systems, Inc.+........................   206,300      7,478,375
Witness Systems, Inc.+...........................    67,800        478,838
                                                              ------------
                                                                69,716,318
                                                              ------------

COMPUTER SYSTEMS (0.1%)
eMachines, Inc.+.................................   105,300        417,909
                                                              ------------

ELECTRONICS (1.6%)
C-Cube Microsystems Inc.+........................   113,100      1,943,906
DDi Corp.+.......................................   153,800      2,057,075
Power-One, Inc.+.................................    73,600      6,449,200
                                                              ------------
                                                                10,450,181
                                                              ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------  -------------
INFORMATION PROCESSING (2.9%)
Computer Horizons Corp.+.........................   183,100   $  2,059,875
Diamond Technology Partners, Inc.+...............    39,000      2,457,000
Digitas, Inc.+...................................    32,800        399,750
Gartner Group, Inc., Class A.....................   176,900      2,354,981
Go2Net, Inc.+....................................    16,800        766,500
Net Perceptions, Inc.+...........................    91,400      1,359,575
NetRatings, Inc.+................................    99,800      1,889,963
Proxicom, Inc.+..................................    50,400      2,312,100
Visual Networks, Inc.+...........................    84,700      4,203,238
WorldGate Communications, Inc.+..................    53,100        776,588
                                                              ------------
                                                                18,579,570
                                                              ------------

SEMICONDUCTORS (8.6%)
Applied Micro Circuits Corp.+....................    70,400      6,987,200
Applied Science and Technology, Inc.+............    83,900      1,704,219
ATMI, Inc.+......................................   158,900      6,097,788
Cirrus Logic, Inc.+..............................    80,700      1,402,163
Exar Corp.+......................................   112,550      7,737,813
Genesis Microchip, Inc.+.........................    36,900        666,506
Kopin Corp.+.....................................   126,800      8,994,875
Lam Research Corp.+..............................   114,000      3,662,250
Lattice Semiconductor Corp.+.....................    78,500      4,656,031
MKS Instruments, Inc.+...........................    95,200      3,748,500
PRI Automation, Inc.+............................    50,600      2,600,366
SDL, Inc.+.......................................    15,200      3,443,750
Silicon Image, Inc.+.............................    49,900      1,799,519
Silicon Laboratories, Inc.+......................    20,700        953,494
Therma-Wave, Inc.+...............................    20,700        393,300
TranSwitch Corp.+................................    17,200      1,077,150
                                                              ------------
                                                                55,924,924
                                                              ------------
  TOTAL TECHNOLOGY...............................              168,399,971
                                                              ------------

TELECOMMUNICATIONS (6.5%)
TELECOMMUNICATION SERVICES (1.9%)
CapRock Communications Corp.+....................    57,800      1,156,000
Choice One Communications, Inc.+.................    55,000      1,306,250
GoAmerica, Inc.+.................................    53,300        333,125
iBasis, Inc.+....................................    80,500      1,132,031
ITC DeltaCom, Inc.+..............................    72,800      1,324,050
MGC Communications, Inc.+........................    74,200      3,042,200
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------  -------------
TELECOMMUNICATION SERVICES (CONTINUED)

Motient Corp.+...................................   183,000   $  1,658,438
Net2Phone, Inc.+.................................    49,100      1,448,450
PNV.net, Inc.+...................................   142,300        364,644
TeleCorp PCS, Inc.+..............................    22,100        671,288
                                                              ------------
                                                                12,436,476
                                                              ------------

TELECOMMUNICATIONS-EQUIPMENT (4.6%)
Advanced Fibre Communications+...................   225,900     10,391,400
Aether Systems, Inc.+............................    11,200      1,539,300
Avanex Corp.+....................................     8,900        605,200
FLAG Telecom Holdings Ltd.+(i)...................    94,600      1,342,138
Metawave Communications Corp.+...................    49,400      1,475,825
Netro Corp.+.....................................    37,000      1,105,375
New Focus, Inc.+.................................    12,700        820,738
ONI Systems Corp.+...............................    16,100        402,500
Polycom, Inc.+...................................    60,800      5,111,000
Turnstone Systems, Inc.+.........................    14,100      1,240,139
UTStarcom, Inc.+.................................    32,700      1,250,775
Vyyo, Inc.+......................................    81,700      1,205,075
Williams Communication Group, Inc.+..............    41,700      1,529,869
World Access, Inc.+..............................   171,200      1,797,600
                                                              ------------
                                                                29,816,934
                                                              ------------
  TOTAL TELECOMMUNICATIONS.......................               42,253,410
                                                              ------------

TRANSPORTATION (1.9%)
RAILROADS (0.4%)
Wisconsin Central Transportation Corp.+..........   214,300      2,785,900
                                                              ------------

TRANSPORT & SERVICES (1.1%)
C.H. Robinson Worldwide, Inc.....................   151,900      6,826,006
                                                              ------------

TRUCK & FREIGHT CARRIERS (0.4%)
Werner Enterprises, Inc..........................   229,825      2,786,628
                                                              ------------
  TOTAL TRANSPORTATION...........................               12,398,534
                                                              ------------

UTILITIES (1.1%)
NATURAL GAS (0.4%)
Atmos Energy Corp................................   161,800      2,962,963
                                                              ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  ---------  -------------
WATER (0.7%)
E'Town Corp......................................    65,000   $  4,310,313
                                                              ------------
  TOTAL UTILITIES................................                7,273,276
                                                              ------------
  TOTAL COMMON STOCKS (COST $532,591,504)........              604,903,007
                                                              ------------

CONVERTIBLE PREFERRED STOCKS (0.4%)
ENTERTAINMENT, LEISURE & MEDIA (0.1%)
AMCV Capital Trust I+............................          25,900      1,087,800
                                                                    ------------
TELECOMMUNICATION SERVICES (0.3%)
Verio, Inc., Series A............................          29,800      1,802,900
                                                                    ------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST
   $2,921,594)...................................                      2,890,700
                                                                    ------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT         VALUE
-------------------------------------------------  ------------  -------------
SHORT-TERM INVESTMENTS (5.8%)
OTHER INVESTMENT COMPANIES (5.8%)
J.P. Morgan Institutional Prime Money Market Fund
  (cost $37,627,748)*............................  $37,627,748   $ 37,627,748
                                                                 ------------
TOTAL INVESTMENTS
  (COST $573,140,846) (99.2%)..................................   645,421,455
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)...................
                                                                    5,198,017
                                                                 ------------
NET ASSETS (100.0%)............................................  $650,619,472
                                                                 ============

------------------------------
Note: Based on the cost of investments of $579,456,374 for federal income tax purposes at May 31, 2000, the aggregate gross unrealized appreciation and depreciation was $150,606,831 and $84,641,750 respectively, resulting in net unrealized appreciation of $65,965,081.

+ - Non-income producing security.

(i) - Foreign security.

Spon. ADR - Sponsored American Depository Receipt.

*Money Market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $573,140,846)           $645,421,455
Cash                                                    176,888
Receivable for Investments Sold                       8,967,643
Dividends and Interest Receivable                       436,455
Prepaid Trustees' Fees                                    1,919
Prepaid Expenses and Other Assets                         7,759
                                                   ------------
    Total Assets                                    655,012,119
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     3,947,654
Advisory Fee Payable                                    340,056
Custody Fee Payable                                      62,000
Administrative Services Fee Payable                      13,817
Administration Fee Payable                                  896
Fund Services Fee Payable                                   599
Accrued Expenses                                         27,625
                                                   ------------
    Total Liabilities                                 4,392,647
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $650,619,472
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $13,318)                                                  $  4,565,821
Interest Income                                                   2,317,761
                                                               ------------
    Investment Income                                             6,883,582
EXPENSES
Advisory Fee                                       $3,870,586
Custodian Fees and Expenses                           193,866
Administrative Services Fee                           162,199
Professional Fees and Expenses                         45,037
Fund Services Fee                                      11,170
Printing Expenses                                       9,603
Trustees' Fees and Expenses                             7,234
Administration Fee                                      6,159
Insurance Expense                                       1,739
Miscellaneous                                             108
                                                   ----------
    Total Expenses                                                4,307,701
                                                               ------------
NET INVESTMENT INCOME                                             2,575,881
NET REALIZED GAIN ON INVESTMENTS                                111,618,260
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                    19,782,827
                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $133,976,968
                                                               ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL  FOR THE FISCAL
                                                     YEAR ENDED      YEAR ENDED
                                                    MAY 31, 2000    MAY 31, 1999
                                                   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   2,575,881   $   3,782,136
Net Realized Gain (Loss) on Investments              111,618,260     (62,700,742)
Net Change in Unrealized Appreciation
  (Depreciation) of Investments                       19,782,827     (25,375,283)
                                                   -------------   -------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      133,976,968     (84,293,889)
                                                   -------------   -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        302,615,546     289,628,106
Withdrawals                                         (317,840,027)   (355,231,710)
                                                   -------------   -------------
    Net Decrease from Investors' Transactions        (15,224,481)    (65,603,604)
                                                   -------------   -------------
    Total Increase (Decrease) in Net Assets          118,752,487    (149,897,493)
NET ASSETS
Beginning of Fiscal Year                             531,866,985     681,764,478
                                                   -------------   -------------
End of Fiscal Year                                 $ 650,619,472   $ 531,866,985
                                                   =============   =============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL YEAR ENDED MAY 31,
                                                   ---------------------------------
                                                   2000   1999   1998   1997   1996
                                                   -----  -----  -----  -----  -----
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                     0.66%  0.68%  0.68%  0.68%  0.67%
  Net Investment Income                            0.39%  0.67%  0.68%  0.92%  1.33%
Portfolio Turnover                                  104%   104%    96%    98%    93%

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Small Company Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The portfolio commenced operations on July 19, 1993. The portfolio's investment objective is to provide a high total return from a portfolio of small company stocks. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) The portfolio's custodian or designated sub custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

THE U.S. SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

   d) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio paid JPMIM at an annual rate of 0.60% of the portfolio's average daily net assets. For the fiscal year ended May 31, 2000, such fees paid amounted to $3,918,665.

      The trust, on behalf of the portfolio, may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund,
      J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the portfolio in an amount to offset any doubling of investment advisory and shareholder servicing fees. For the fiscal year ended May 31, 2000, J.P. Morgan has agreed to reimburse the portfolio $48,079 under this agreement. Interest income included in the Statement of Operations for the year ended May 31, 2000 includes $1,169,918 of interest income from investments in affiliated Money Market Funds.

   b) The trust, on behalf of the portfolio, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 2000, the fee for these services amounted to $6,159.

   c) The trust, on behalf of the portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by

THE U.S. SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
      the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31, 2000, the fee for these services amounted to $162,199.

   d) The trust, on behalf of the portfolio, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $11,170 for the fiscal year ended May 31, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the portfolio, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2,100.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended May 31, 2000 were as follows:

COST OF              PROCEEDS
PURCHASES           FROM SALES
---------          ------------
633,640,799.....    676,595,162

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The U.S. Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The U.S. Small Company Portfolio (the "portfolio") at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 2000

J.P. MORGAN FUNDS
   PRIME MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND: SELECT SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   EMERGING MARKETS DEBT FUND
   TAX EXEMPT BOND FUND
   NEW YORK TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: SELECT SHARES
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   U.S. SMALL COMPANY OPPORTUNITIES FUND
   TAX AWARE U.S. EQUITY FUND: SELECT SHARES
   INTERNATIONAL EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   EMERGING MARKETS EQUITY FUND
   GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.
IMAR298

J.P. MORGAN U.S. SMALL COMPANY FUND

ANNUAL REPORT
MAY 31, 2000